                                                                 EXHIBIT (d)(22)

[ING FUNDS LETTERHEAD]

Mary Ann Fernandez
Senior Vice President
Aeltus Investment Management, Inc.
10 State House Square
Hartford, CT 06103-3602

                                                 April 3, 2003

         Pursuant to Section 1 of the Sub-Adviser Agreement dated May 9, 2001, as amended, between ING Investments, LLC (successor by merger to ING Pilgrim Investments, LLC) and Aeltus Investment Management, Inc. (the "Agreement") we hereby notify you of our intention to retain you as Sub-Adviser to render investment advisory services to ING Principal Protection Fund VII, a newly established series of ING Equity Trust (formerly Pilgrim Equity Trust), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the "ING Principal Protection Fund VII" to Schedule A of the Agreement. The Amended and Restated Schedule A, with the annual investment management fees indicated for the series, is attached hereto.

         Please signify your acceptance to act as Sub-Adviser under the Agreement with respect to ING Principal Protection Fund VII by signing below.

                                                   Very sincerely,

                                                   -s- Michael J. Roland
                                                   Michael J. Roland
                                                   Executive Vice President
                                                   ING Investments, LLC

ACCEPTED AND AGREED TO:
Aeltus Investment Management, Inc.

By -s- Mary Ann Fernandez
   ----------------------------------
   Mary Ann Fernandez
   Senior Vice President

                              AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                              SUB-ADVISER AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

                            ANNUAL INVESTMENT                    LAST CONTINUED/
     SERIES                  MANAGEMENT FEE                     APPROVED BY BOARD       REAPPROVAL DATE
     ------                  --------------                     -----------------       ---------------
ING Principal               Offering Phase         0.125%       May 9, 2001             May 9, 2003
Protection Fund             Guarantee Period        0.40%
                            Index Plus
                            LargeCap Period         0.30%

ING Principal               Offering Phase         0.125%       November 2, 2001        September 1, 2003
Protection Fund II          Guarantee Period        0.40%
                            Index Plus
                            LargeCap Period         0.30%

ING Principal               Offering Phase         0.125%       February 26, 2002       September 1, 2003
Protection                  Guarantee Period        0.40%
Fund III                    Index Plus
                            LargeCap Period         0.30%

ING Principal               Offering Phase         0.125%       May 24, 2002            September 1, 2003
Protection                  Guarantee Period        0.40%
Fund IV                     Index Plus
                            LargeCap Period         0.30%

ING Principal               Offering Phase         0.125%       August 20, 2002         September 1, 2003
Protection                  Guarantee Period        0.40%
Fund V                      Index Plus
                            LargeCap Period         0.30%

                            ANNUAL INVESTMENT                    LAST CONTINUED/
SERIES                       MANAGEMENT FEE                     APPROVED BY BOARD            REAPPROVAL DATE
------                       --------------                     -----------------            ---------------
ING Principal               Offering Phase           0.125%     November 22, 2002            September 1, 2004
Protection                  Guarantee Period          0.40%
Fund VI                     Index Plus
                            LargeCap Period           0.30%

ING Principal               Offering Phase          0.1125%     November 22, 2002            September 1, 2004
Protection                  Guarantee Period          0.36%
Fund VII*                   Index Plus
                            LargeCap Period           0.27%

-----------------------
* This Amendment and Restated Schedule A will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.